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                                                                   EXHIBIT 10.13
                                                               EXECUTION VERSION

                          TRADEMARK SECURITY AGREEMENT

          This TRADEMARK SECURITY AGREEMENT (this "AGREEMENT"), dated as of July 7, 2003, is made by BERTOLINI'S RESTAURANTS, INC., a Delaware corporation ("DEBTOR"), in favor of WELLS FARGO FOOTHILL, INC., a California corporation ("LENDER"), with reference to the following:

          WHEREAS, Morton's Restaurant Group, Inc., a Delaware corporation ("BORROWER"), and the Lender are, contemporaneously herewith, entering into that certain Loan and Security Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT");

          WHEREAS, Debtor has executed that certain General Continuing Guaranty, of even date herewith, in favor of Lender (the "GUARANTY"), respecting the obligations of Borrower owing to Lender and the Bank Product Providers under the Loan Agreement;

          WHEREAS, Debtor has executed that certain Security Agreement of even date herewith, in favor of Lender (the "SECURITY AGREEMENT"), pursuant to which Debtor has granted to Lender security interests in (among other things) all general intangibles of Debtor; and

          WHEREAS, pursuant to the Loan Documents, and as one of the conditions precedent to the obligations of Lender under the Loan Agreement, Debtor has agreed to execute and deliver this Agreement to Lender for filing with the PTO and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate Lender's existing security interests in the trademarks and other general intangibles described herein.

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Debtor hereby agrees in favor of Lender, for the benefit of Lender and the Bank Product Providers, as follows:

          1.   DEFINITIONS; INTERPRETATION.

                    (a) CERTAIN DEFINED TERMS. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "AGREEMENT" has the meaning set forth in the preamble hereto.

          "DEBTOR" has the meaning set forth in the preamble hereto.

          "EVENT OF DEFAULT" means any Event of Default under the Loan
Agreement.

          "GUARANTY" has the meaning set forth in the recitals hereto.

          "LENDER" has the meaning set forth in the preamble hereto.

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          "LOAN AGREEMENT" has the meaning set forth in the recitals hereto.

          "PROCEEDS" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Trademark Collateral, including "proceeds" as such term is defined in the UCC, and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of Debtor, from time to time in respect of any of the Trademark Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Debtor from time to time with respect to any of the Trademark Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trademark Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Trademark Collateral or for or on account of any damage or injury to or conversion of any Trademark Collateral by any Person.

          "PTO" means the United States Patent and Trademark Office and any successor thereto.

          "SECURED OBLIGATIONS" means, with respect to Debtor, all liabilities, obligations, or undertakings owing by Debtor to Lender or any Bank Product Provider of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Guaranty, the Loan Agreement, this Agreement, or any of the other Loan Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest, costs, indemnities, fees (including attorneys fees), and expenses (including interest, costs, indemnities, fees, and expenses that, but for the provisions of the Bankruptcy Code, would have accrued irrespective of whether a claim therefor is allowed) and any and all other amounts which Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

          "SECURITY AGREEMENT" has the meaning set forth in the recitals hereto.

          "TRADEMARK COLLATERAL" has the meaning set forth in SECTION 2.

          "TRADEMARKS" has the meaning set forth in SECTION 2.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

          "UNITED STATES" and "U.S." each mean the United States of America.

               (b) TERMS DEFINED IN UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

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                    (i)   INTERPRETATION. Unless the context of this Agreement
     clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference in this Agreement or in any of the other Loan Documents to this Agreement or any of the other Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth therein). In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; PROVIDED, HOWEVER, that the inclusion herein of additional obligations on the part of Debtor and supplemental rights and remedies in favor of Lender, in each case in respect of the Trademark Collateral, shall not be deemed a conflict with the Loan Agreement. Any reference herein to the payment in full of the Secured Obligations shall mean the payment in full in cash of all Secured Obligations other than contingent indemnification Secured Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of the Loan Agreement, and the termination of all Commitments of Lender under the Loan Agreement. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

          2.   SECURITY INTEREST.

                 (a) ASSIGNMENT AND GRANT OF SECURITY IN RESPECT OF THE SECURED OBLIGATIONS. To secure the prompt payment and performance of the Secured Obligations, Debtor hereby grants, assigns, transfers and conveys to Lender, for the benefit of Lender and the Bank Product Providers, a continuing security interest in all of Debtor's right, title and interest in and to the following property, whether now existing or hereafter acquired or arising and whether registered or unregistered (collectively, the "TRADEMARK COLLATERAL"):

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                      (i)   all state (including common law) and federal
     trademarks, service marks and trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, together with and including all licenses therefor held by Debtor, and all registrations and recordings thereof, and all applications filed or to be filed in connection therewith, including registrations and applications in the PTO, any State of the United States (but excluding each application to register any trademark, service mark, or other mark prior to the filing under applicable law of a verified statement of use (or the equivalent) for such trademark or service mark) and all extensions or renewals thereof, including without limitation any of the foregoing identified on SCHEDULE A hereto (as the same may be amended, modified or supplemented from time to time), and the right (but not the obligation) to register claims under any state or federal trademark law or regulation and to apply for, renew and extend any of the same, to sue or bring opposition or cancellation proceedings in Debtor's name or in the name of Lender for past, present or future infringement or unconsented use thereof, and all rights arising therefrom throughout the world (collectively, the "TRADEMARKS");

                      (ii) all claims, causes of action and rights to sue for past, present or future infringement or unconsented use of any Trademarks and all rights arising therefrom and pertaining thereto;

                      (iii) all general intangibles related to or arising out of any of the Trademarks and all the goodwill of Debtor's business symbolized by the Trademarks or associated therewith; and

                      (iv)  all Proceeds of any and all of the foregoing.

                 (b) CONTINUING SECURITY INTEREST. Debtor hereby agrees that this Agreement shall create a continuing security interest in the Trademark Collateral which shall remain in effect until terminated in accordance with
SECTION 18.

                 (c) INCORPORATION INTO LOAN AGREEMENT. This Agreement shall be fully incorporated into the Loan Agreement and all understandings, agreements and provisions contained in the Loan Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Trademark Collateral described in this Agreement shall constitute part of the Collateral in the Loan Agreement.

                 (d) LICENSES. Debtor may grant licenses of the Trademark Collateral in accordance with the terms of the Loan Agreement or otherwise as agreed to by Lender in writing.

          3. FURTHER ASSURANCES; APPOINTMENT OF LENDER AS ATTORNEY-IN-FACT. Debtor at its expense shall execute and deliver, or cause to be executed and delivered, to Lender any and all documents and instruments, in form and substance reasonably satisfactory to Lender, and take any and all action, which Lender, in the exercise of its Permitted Discretion, may request from time to time, to perfect and continue the perfection or to maintain the priority of, or provide

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notice of the security interest in the Trademark Collateral held by Lender for the benefit of Lender and the Bank Product Providers and to accomplish the purposes of this Agreement. If Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Lender in accordance with the foregoing, Lender shall have the right, in the name of Debtor, or in the name of Lender or otherwise, without notice to or assent by Debtor, and Debtor hereby irrevocably constitutes and appoints Lender (and any of Lender's officers or employees or agents designated by Lender) as Debtor's true and lawful attorney-in-fact with full power and authority, (i) to sign the name of Debtor on all or any of such documents or instruments and perform all other acts that Lender in the exercise of its Permitted Discretion deems necessary in order to perfect or continue the perfection of, maintain the priority or enforceability of or provide notice of the security interest in the Trademark Collateral held by Lender for the benefit of Lender and the Bank Product Providers, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of Debtor, which Lender, in the exercise of its discretion, may deem necessary or advisable to maintain, preserve and protect the Trademark Collateral and to accomplish the purposes of this Agreement, including (A) to defend, settle, adjust or institute any action, suit or proceeding with respect to the Trademark Collateral, (B) to assert or retain any rights under any license agreement for any of the Trademark Collateral, and (C) to execute any and all applications, documents, papers and instruments for Lender to use the Trademark Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Trademark Collateral, and to assign, convey or otherwise transfer title in or dispose of the Trademark Collateral. The power of attorney set forth in this SECTION 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with SECTION 18; PROVIDED that the foregoing power of attorney shall terminate when all of the Secured Obligations have been fully and finally paid and performed in full and Lender's obligation to extend credit under the Loan Agreement is terminated.

          4. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Lender, in each case to the best of its knowledge, information, and belief, as follows:

                 (a) NO OTHER TRADEMARKS. SCHEDULE A sets forth a true and correct list of all of Debtor's existing Trademarks (other than abandoned Trademarks) that are registered, or for which any application for registration has been filed with the PTO or any corresponding or similar trademark office of any other U.S. jurisdiction, and that are owned or held (whether pursuant to a license or otherwise) and used by Debtor.

                 (b) TRADEMARKS SUBSISTING. Each of Debtor's Trademarks listed in SCHEDULE A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and, to the best of Debtor's knowledge, each of the Trademarks set forth on SCHEDULE A is valid and enforceable.

                 (c) OWNERSHIP OF TRADEMARK COLLATERAL; NO VIOLATION. To the best of Debtor's knowledge, (i) Debtor has rights in and/or good and defensible title to the Trademark Collateral listed on Schedule A, (ii) Debtor is the sole and exclusive owner of the Trademark Collateral listed on Schedule A, free and clear of any Liens and rights of others (other than Permitted Liens), including licenses, registered user agreements and covenants by Debtor not to sue third persons, and (iii) with respect to any Trademarks for which Debtor is either a licensor

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or a licensee pursuant to a license or licensing agreement regarding such
Trademark, each such license or licensing agreement is in full force and effect, Debtor is not in material default of any of its obligations thereunder and, (A) other than the parties to such licenses or licensing agreements, or (B) in the case of any non-exclusive license or license agreement entered into by Debtor or any such licensor regarding such Trademark, the parties to any other such non-exclusive licenses or license agreements entered into by Debtor or any such licensor with any other Person, no other Person has any rights in or to any of the Trademark Collateral. To the best of Debtor's knowledge, the past, present and contemplated future use of the Trademark Collateral by Debtor has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person or give any such Person the right to terminate any such right, privilege or license agreement.

                 (d) NO INFRINGEMENT. To the best of Debtor's knowledge, (i) no material infringement or unauthorized use presently is being made of any of the Trademark Collateral by any Person, and (ii) the past, present, and contemplated future use of the Trademark Collateral by Debtor has not, does not and will not materially infringe upon or materially violate any right, privilege, or license arrangement of or with any other Person or give such Person the right to terminate any such license arrangement.

                 (e) POWERS. Debtor has the unqualified right, power and authority to pledge and to grant to Lender, for the benefit of Lender and the Bank Product Providers, security interests in the Trademark Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

          5. COVENANTS. So long as any of the Secured Obligations remain unsatisfied, Debtor agrees: (i) that it will comply in all material respects with all of the covenants, terms and provisions of this Agreement, and (ii) that it will promptly give Lender written notice of the occurrence of any event that could reasonably be expected to have a material adverse effect on any of the Trademarks and the Trademark Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Trademarks for which Debtor is a licensee.

          6. FUTURE RIGHTS. For so long as any of the Secured Obligations shall remain outstanding, or, if earlier, until Lender shall have released or terminated, in whole but not in part, its interest in the Trademark Collateral, if and when Debtor shall obtain rights to any new Trademarks, or any reissue, renewal or extension of any Trademarks, the provisions of SECTION 2 shall automatically apply thereto and Debtor shall give to Lender prompt notice thereof. Debtor shall do all things reasonably deemed necessary by Lender in the exercise of its discretion to ensure the validity, perfection, priority and enforceability of the security interests of Lender in such future acquired Trademark Collateral. If Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Lender in connection herewith, Debtor hereby authorizes Lender to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on Debtor's behalf and as its attorney-in-fact to include any future Trademarks which are or become Trademark Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

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          7.   DUTIES OF LENDER. Notwithstanding any provision contained in this
Agreement, none of Lender or the Bank Product Providers shall have any duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to Debtor or any other Person for any failure to do so or delay in doing so. None of Lender or the Bank Product Providers shall have any duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Trademark Collateral other than the exercise of commercially reasonable behavior in accordance with applicable law.

          8. EVENTS OF DEFAULT. The occurrence of any "Event of Default" under the Loan Agreement shall constitute an Event of Default hereunder.

          9. REMEDIES. From and after the occurrence and during the continuation of an Event of Default, Lender shall have all rights and remedies available to it under the Loan Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Trademark Collateral. Debtor hereby agrees that such rights and remedies include the right of Lender as a secured party to sell or otherwise dispose of the Trademark Collateral after default, pursuant to the UCC. Debtor hereby agrees that Lender shall at all times have such royalty-free licenses, to the extent permitted by law and the Loan Documents, for any Trademark Collateral that is reasonably necessary to permit the exercise of any of Lender's rights or remedies upon or after the occurrence of (and during the continuance of) an Event of Default with respect to (among other things) any tangible asset of Debtor in which Lender has a security interest, including Lender's rights to sell inventory, tooling or packaging which is acquired by Debtor (or its successor, assignee or trustee in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Lender shall have the right but shall in no way be obligated to bring suit, or to take such other action as Lender, in the exercise of its discretion, deems necessary, in the name of Debtor or Lender, to enforce or protect any of the Trademark Collateral, in which event Debtor shall, at the request of Lender, do any and all lawful acts and execute any and all documents required by Lender necessary to such enforcement. To the extent that Lender shall elect not to bring suit to enforce such Trademark Collateral, Debtor, in the exercise of its reasonable business judgment, agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violation thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation, except to the extent the Trademark Collateral that is the subject of such infringement, misappropriation or violation is not material to the Debtor's business, as determined in the good faith business judgment of the Debtor.

          10. BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor and Lender for the benefit of Lender and the Bank Product Providers and their respective successors and assigns.

          11. NOTICES. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement, and all notices and other communications hereunder to Debtor shall be in writing and shall be mailed, sent or delivered in care of Borrower in accordance with the Loan Agreement.

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          12.  GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, except to the extent that the validity or perfection of the security interests hereunder in respect of the Trademark Collateral are governed by federal law, in which case such choice of New York law shall not be deemed to deprive Lender of such rights and remedies as may be available under federal law.

          13. ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other Loan Documents, together with the Schedules hereto and thereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersede all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties to this Agreement. Notwithstanding the foregoing, Lender may reexecute this Agreement or modify, amend or supplement the Schedules hereto as provided in SECTION 6 hereof.

          14. SEVERABILITY. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

          15. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

          16. LOAN AGREEMENT. Debtor acknowledges that the rights and remedies of Lender with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Loan Agreement and the other Loan Documents and all such rights and remedies are cumulative.

          17. NO INCONSISTENT REQUIREMENTS. Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

          18. TERMINATION. Upon the payment and performance in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate, and Lender shall execute and deliver such documents and

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instruments and take such further action reasonably requested by Debtor, at
Debtor's expense, as Debtor shall reasonably request to evidence termination of the security interest granted by Debtor to Lender for the benefit of Lender and the Bank Product Providers hereunder, including cancellation of this Agreement by written notice from Lender to the PTO.

                            [Signature page follows]

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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement, as of the date first above written.

                                        BERTOLINI'S RESTAURANTS, INC.,
                                        a Delaware corporation


                                        By:  /s/ Thomas J. Baldwin
                                           -----------------------
                                        Name:  Thomas J. Baldwin
                                        Title: EVP & CFO


                                        WELLS FARGO FOOTHILL, INC.,
                                        a California corporation


                                        By:  /s/ Lisa Cooley
                                           -----------------
                                        Name:  Lisa C. Cooley
                                        Title: Vice President